Exhibit 19


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                               9

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.160%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.170%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.550%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $6,843,055.84                    $0.00           $6,843,055.84
  Repurchased Loan Proceeds Related to Interest                           4,976.45                     0.00                4,976.45
                                                                          --------                     ----                --------
      Total                                                          $6,848,032.29                    $0.00           $6,848,032.29
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   2,053,816.58                     0.00            2,053,816.58
                                                                      ------------                     ----            ------------
      Total                                                          $2,053,816.58                    $0.00           $2,053,816.58
  Principal:
  Principal Collections                                             $49,786,189.97                    $0.00          $49,786,189.97
  Prepayments in Full                                                23,304,771.15                     0.00           23,304,771.15
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        259,943.30                     0.00              259,943.30
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $73,350,904.42                    $0.00          $73,350,904.42
  Liquidation Proceeds                                                                                                $1,497,931.08
  Recoveries from Prior Month Charge-Offs                                                                                 38,192.42
                                                                                                                          ---------
      Total Principal Collections                                                                                    $74,887,027.92
  Principal Losses for Collection Period                                                                              $3,077,290.93
  Total Regular Principal Reduction                                                                                  $76,428,195.35
  Total Collections                                                                                                  $83,788,876.79

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $83,788,876.79
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $83,788,876.79



                                                          Page 1


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                               9

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,790,743.34        $1,790,743.34                $0.00
   Amount per $1,000 of Original Balance               0.65                 0.65                 0.00
  Net Swap Payment, Tranche A2 B                  $91,763.40
  Net Swap Payment, Tranche A3 B                 $370,049.17
  Net Swap Payment, Tranche B-2                   $46,225.49

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  440,968.26          440,968.26                   0.00                 0.00                0.00
   Class A2 B Notes                  341,015.45          341,015.45                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  503,230.00          503,230.00                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    48,961.23           48,961.23                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,574,971.94       $2,574,971.94                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $2,800,659.44       $2,800,659.44               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $78,689,435.95
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        10,220,891.50
   Regular Principal Distribution Amount     60,639,638.35
                                             -------------
      Principal Distribution Amount         $70,860,529.85
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       35,430,264.92
    Class A2 B Notes                                       35,430,264.93
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                          $70,860,529.85

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----

  Total Note and Certificate Principal Paid:             $70,860,529.85
  Collections Released to Seller                          $7,828,906.10
  Total Available for Distribution           $83,788,876.79
  Total Distribution (incl. Servicing Fee)   $83,788,876.79

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                               9

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              70.86                    0.88                    71.74
  Class A2 B Notes                                              70.86                    0.68                    71.54
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    0.91                     0.91
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.21                     1.21
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $26.17                   $0.95                   $27.12
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $25.66                   $1.01                   $26.67


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $1,988,585,583.91       0.7344350              $1,917,725,054.06        0.7082644
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             377,972,791.95       0.7559456                 342,542,527.03        0.6850851
  Class A2 B Notes                             377,972,791.96       0.7559456                 342,542,527.03        0.6850851
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,042,750,583.91       0.7396433              $1,971,890,054.06        0.7139860

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.97%                                           4.97%
  Weighted Average Remaining Maturity (WAM)              42.42                                           41.60
  Remaining Number of Receivables                      141,319                                         139,173
  Portfolio Receivable Balance               $2,148,892,003.81                               $2,072,463,808.46

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $6,474,638.35
  Specified Credit Enhancement Amount                                                                        $20,724,638.08
  Yield Supplement Overcollateralization Amount                                                              $94,099,116.05
  Target Level of Overcollateralization                                                                     $100,573,754.40

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                               9

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,497,931.08
  Recoveries from Prior Month Charge-Offs                                                                                $38,192.42
  Total Principal Losses for Collection Period                                                                        $3,077,290.93
  Charge-off Rate for Collection Period (annualized)                                                                          0.86%
  Cumulative Net Losses for all Periods                                                                               $8,463,770.58


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,648                $25,020,628.78
  61-90 Days Delinquent                                                                           230                 $3,644,578.65
  91-120 Days Delinquent                                                                           53                   $879,346.12
  Over 120 Days Delinquent                                                                         75                 $1,287,430.55

  Repossesion Inventory                                                                           244                 $3,900,527.38


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.8291%
  Preceding Collection Period                                                                                               1.0356%
  Current Collection Period                                                                                                 0.8762%
  Three Month Average                                                                                                       0.9136%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2222%
  Current Collection Period                                                                                                 0.2572%
  Three Month Average                                                                                                       0.2413%

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                  November, 2003
  Distribution Date                                                                                                      12/15/2003
  Transaction Month                                                                                                               9

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,402,198.07                         $0.00
  New Advances                                                                           2,038,063.37                          0.00
  Servicer Advance Recoveries                                                            1,325,772.28                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $5,114,489.16                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $15,753.21                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00


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